Exhibit 10.3

SECOND AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND

LIMITED WAIVER

SECOND AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND LIMITED WAIVER, dated as of September 11, 2009 (this “Second Amendment”), among COOPER-STANDARD HOLDINGS INC., a Delaware corporation (“Holdings”), COOPER-STANDARD AUTOMOTIVE INC., an Ohio corporation (the “U.S. Borrower”), COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, a corporation organized under the laws of Ontario (the “Canadian Borrower” and together with the U.S. Borrower, the “Borrowers” and each a “Borrower”), COOPER-STANDARD AUTOMOTIVE BRASIL SEALING LTDA. (“Cooper Brazil Sealing”), COOPER-STANDARD AUTOMOTIVE BRASIL FLUID SYSTEMS LTDA. (“Cooper Brazil Fluid”; together with Cooper Brazil Sealing, the “Brazilian Credit Parties” and each a “Brazilian Credit Party”), various LENDERS party to the DIP Credit Agreement referred to below (the “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as Administrative Agent (in such capacity, the “Administrative Agent”) and DEUTSCHE BANK S.A. – BANCO ALEMÃO as Brazilian Collateral Agent (in such capacity, the “Brazilian Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meaning provided to such terms in the DIP Credit Agreement.

W I T N E S S E T H :

WHEREAS, Holdings, the U.S. Borrower and the Canadian Borrower (collectively, the “DIP Credit Agreement Parties”), various Lenders, the Administrative Agent and certain other Agents have entered into a Debtor-In-Possession Credit Agreement, dated as of August 5, 2009 (as amended, modified and/or supplemented to, but not including, the date hereof, the “DIP Credit Agreement”);

WHEREAS, Cooper Brazil Sealing and the Brazilian Collateral Agent have entered into a Receivables Pledge Agreement, dated as of September 2, 2009, (the “Sealing Receivables Pledge Agreement”);

WHEREAS, Cooper Brazil Fluid and the Brazilian Collateral Agent have entered into a Receivables Pledge Agreement, dated as of September 2, 2009, (the “Fluid Receivables Pledge Agreement”; together with the Sealing Receivables Pledge Agreement, the “Brazilian Receivables Pledge Agreements”);

WHEREAS, Holdings, the U.S. Borrower, U.S. Finco and each U.S. Subsidiary of the U.S. Borrower (collectively, the “U.S. Debtors”) have filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) initiating their respective cases under Chapter 11 of the Bankruptcy Code (the cases of Holdings, the U.S. Borrower and the U.S. Subsidiaries of the U.S. Borrower, each a “U.S. Case” and collectively, the “U.S. Cases”) and shall continue in the possession of their assets and in the management of their business pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

WHEREAS, the Canadian Borrower has commenced proceedings (the “Canadian Case”; together with the U.S. Cases, the “Cases”) in the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”) pursuant to Canada’s Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36 (the “CCAA”);

WHEREAS, none of Foreign Subsidiaries of the U.S. Borrower (other than the Canadian Debtor) is or shall be debtors-in-possession in the Cases;

WHEREAS, the DIP Credit Agreement Parties have requested that the Lenders agree to amend the DIP Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, (i) the DIP Credit Agreement Parties and the Lenders hereby agree (with respect to Article 1) as follows and (ii) the Brazilian Credit Parties, the Brazilian Collateral Agent and the Lenders hereby agree (with respect to Article 2) as follows:

ARTICLE 1

Amendments

Section 1.01. Section 10.01(a) of the DIP Credit Agreement is hereby amended by (i) replacing the period at the end of clause (xviii) thereof with a semi-colon and (ii) inserting a provisional clause at the end of Section 10.01(a) applicable to clauses (i) through (xviii) thereof reading as follows:

“provided that, notwithstanding the foregoing clauses (i) through (xviii), no Credit Agreement Party will permit the Brazilian Credit Parties to (nor will it apply to the Bankruptcy Court or the Canadian Court for authority to permit any of the Brazilian Credit Parties to) create, incur, assume or permit to exist any Indebtedness (which, for the purposes of this proviso, shall include trade accounts payable and accrued obligations incurred in the ordinary course of business) in excess of an aggregate principal amount of U.S.$25,000,000 at any time outstanding (exclusive, in any case, of Indebtedness of the type specified in Section 10.01(a)(v)).”

Section 1.02. Section 10.02(a) of the DIP Credit Agreement is hereby amended by (i) replacing the phrase “Section 5-208” in clause (vi) therein with the phrase “Section 4-208”, (ii) replacing the period at the end of clause (xvii) thereof with a semi-colon and (iii) inserting a provisional clause at the end of Section 10.02(a) applicable to clauses (i) through (xvii) thereof reading as follows:

“provided that, notwithstanding the foregoing clauses (i) through (xvii), no Credit Agreement Party will, nor will it permit any of its Subsidiaries to (nor will it apply to the Bankruptcy Court or the Canadian Court for authority to) create, incur, assume or permit to exist any Lien on any accounts receivables owned at any time by any Brazilian Credit Party, or assign or sell any income or revenues or rights in respect of any thereof, except Liens (i) created under the Brazilian Pledge Agreements and the Brazilian Security Agreements or (ii) of the type specified in Section 10.02(a)(ii) or (vii).”

ARTICLE 2

Waivers

Section 2.01. Limited Waiver. Subject to the terms and conditions set forth herein, the Brazilian Collateral Agent is hereby authorized to waive, and hereby waives, solely during the period commencing on the date hereof and ending on the Limited Waiver Termination Date (as defined below) (the “Limited Waiver Period”), (i) the requirement, as set forth in Section 4.1(c) of the Sealing Receivables Pledge Agreement, of Cooper Brazil Sealing to notify, within 10 days from the execution thereof, all of the account debtors of the applicable Receivables (as defined in the Sealing Receivables Pledge Agreement) of the pledge created thereby and (ii) the requirement, as set forth in Section 4.1(c) of the Fluid Receivables Pledge Agreement, of Cooper Brazil Fluid to notify, within 10 days from the execution thereof, all of the account debtors of the applicable Receivables (as defined in the Fluid Receivables Pledge Agreement) of the pledge created thereby.

Section 2.02. Waiver Termination Events. The limited waivers set forth in Section 2.01 shall immediately terminate and be of no further force and effect, automatically and without the taking of any action or the giving of any notice by any Person, upon the earlier to occur of (a) or (b) (the “Limited Waiver Termination Date”):

(a) January 10, 2010;

(b) the occurrence of an Event of Default.

ARTICLE 3

Miscellaneous

Section 3.01. Conditions to Effectiveness. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received this Second Amendment, executed and delivered by a duly authorized officer of each of Holdings, each Borrower, each Brazilian Credit Party, the Brazilian Collateral Agent and the Required Lenders.

Section 3.02. Continuing Effect; No Other Waivers or Amendments. This Second Amendment shall not constitute an amendment or waiver of or consent to any provision of the DIP Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of Holdings, any Borrower or any other Subsidiary of Holdings that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the DIP Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.

Section 3.03. Counterparts. This Second Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.04. Payment of Fees and Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

Section 3.05. References to the DIP Credit Agreement and the Brazilian Receivables Agreements. From and after the Second Amendment Effective Date, (i) all references in the DIP Credit Agreement and each of the other Credit Documents to the DIP Credit Agreement shall be deemed to be references to the DIP Credit Agreement as modified hereby and (ii) all references in the Brazilian Receivables Pledge Agreements to the Brazilian Receivables Pledge Agreement (or in the DIP Credit Agreement and each of the other Credit Documents to the Brazilian Pledge Agreements) shall be deemed to be references to the Brazilian Receivables Pledge Agreements as modified hereby.

Section 3.06. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT (I) ANY CHOICE OF LAW PRINCIPLE THAT WOULD REQUIRE THE APPLICATION OF A LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK AND (II) ARTICLE 2, WHICH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE FEDERATIVE REPUBLIC OF BRAZIL).

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

COOPER-STANDARD HOLDINGS, INC.

By:
Name:
Title:

COOPER-STANDARD AUTOMOTIVE INC.

By:
Name:
Title:

COOPER-STANDARD AUTOMOTIVE CANADA LIMITED

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as a Lender

By:
Name:
Title:

By:
Name:
Title:

[

AND BEING THUS AGREED AND CONTRACTED, the parties execute the present Second Amendment in five (5) copies of equal text and form, in the presence of the undersigned witnesses.

COOPER-STANDARD AUTOMOTIVE BRASIL SEALING LTDA.

By:
Title:

By:
Title:

COOPER-STANDARD AUTOMOTIVE BRASIL FLUID SYSTEMS LTDA.

By:
Title:

By:
Title:

DEUTSCHE BANK S.A. – BANCO ALEMÃO

By:
Title:

By:
Title:

Witnesses:

1.	2.
Name:	Name:
ID Card:	ID Card:

[

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE DEBTOR-IN-POSSESSION CREDIT AGREEMENT, DATED AS OF AUGUST 5, 2009, AMONG COOPER-STANDARD HOLDINGS INC., COOPER-STANDARD AUTOMOTIVE INC., COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

, as a Lender

By:
Name:
Title:

[